UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2023

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Today, February 8, 2023, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2023 first quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In recognition of his exemplary service to the Company during 2021 and 2022, on February 2, 2023 the Human Resources and Compensation Committee of the Company’s Board of Directors approved a special award of 2,507 time-vested Restricted Stock Units (RSUs) to the Company’s CFO Christopher L. Tucker, effective February 3, 2023 subject to shareholder approval of the extended 2018 Omnibus Incentive Plan (which was duly obtained as noted in Item 5.07 below). The number of RSUs was based on $250,000 divided by the Company’s NYSE closing stock price on the effective date. The other terms of the award are substantially the same as those of the annual RSU awards granted to the named executive officers in May 2022 pursuant to the Company’s current annual LTI program, except that (a) the award will vest on November 5, 2025 (which is the same vesting date as for the May 2022 RSU Awards), and (b) on each dividend date during the award period, a dollar amount equal to the dividends payable on a number of shares equal to the number of RSUs will be accrued, and the total accrued amount will be paid to the recipient in cash upon vesting of the Award.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of the Registrant’s stockholders was held on February 3, 2023. Each of the 25,885,528 shares of common stock entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of the other proposals considered at the meeting. The vote totals below are rounded down to the nearest whole share, and Broker Non-Votes are not considered to be entitled to vote on the matter in question and are therefore not counted in determining the number of votes required for approval.

At the meeting, there were 24,489,224 shares represented and entitled to vote on one or more matters at the meeting, or approximately 94.6% of the outstanding shares. The voting on each of the proposals was as follows:

Proposal 1 – Election of Directors:

Nominee	“For”	“Withhold”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Nominee Voting “For”	Percent of all Outstanding Shares Voting “For”
Patrick M. Dewar	23,896,253	168,884	424,086	99.30%	92.32%
Vinod M. Khilnani	23,831,421	233,716	424,086	99.03%	92.06%
Robert J. Phillippy	21,149,833	2,915,304	424,086	87.89%	81.71%

Because each nominee received a majority of the shares represented at the meeting and entitled to vote on the nominee, all of the nominees were duly elected.

Proposal 2 – Approval of an extension and certain amendments of the Registrant’s 2018 Omnibus Incentive Plan (the “Plan”):

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Proposal Voting “For”	Percent of all Outstanding Shares Voting “For”
23,464,940	594,397	10,400	419,486	97.49%	90,65%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved. The Plan as so amended and restated is attached hereto as Exhibit 10.1. The amendments to the Plan were described in the Company’s Proxy Statement filed with the Commission on December 14, 2022 and set forth in Appendix A thereto.

Proposal 3 – Advisory vote on the resolution to approve the compensation of the Registrant’s executive officers (“Say on Pay”):

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Proposal Voting “For”	Percent of all Outstanding Shares Voting “For”
23,841,549	218,128	10,060	419,486	99.05%	92.10%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Proposal 4 – Advisory vote on the frequency of the advisory votes on executive compensation (“Say on Pay Frequency”):

“1 Year”	“2 Years”	“3 Years”	“Abstain”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Proposal Voting “1 Year”	Percent of all Outstanding Shares Voting “1 Year”
22,599,667	3,948	1,458,062	8,059	419,486	93.89%	87.31%

Because a significant majority of the shares favored holding the Say-on-Pay vote every “1 Year,” which was the one recommended by the Board as well as the one the Company has historically used, the Company plans to continue to hold a Say-on-Pay vote every year.

Proposal 5 – Ratification of the Registrant’s appointment of Grant Thornton LLP as the Registrant’s independent registered public accounting firm for the 2022 fiscal year:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Proposal Voting “For”	Percent of all Outstanding Shares Voting “For”
24,446,764	36,119	6,339	0	99.83%	94.44%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Item 7.01	Regulation FD Disclosure

Today, February 8, 2023, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2023 first quarter financial and operating results. The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time. The press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com and can be viewed through the “Investor News” page of the web site under the “Investor Center” tab, although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit
10.1	2018 Omnibus Incentive Plan, As Amended and Restated Effective February 3, 2023
99.1	Press Release dated February 8, 2023
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023

ESCO TECHNOLOGIES INC.

By:	/s/Christopher L. Tucker
Christopher L. Tucker
Senior Vice President
and Chief Financial Officer